UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

FLUSHING FINANCIAL CORPORATION.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-24272	11-3209278
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1979 MARCUS AVENUE, SUITE E140 LAKE SUCCESS, NEW YORK	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 595−3000

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On September 21, 2006, Flushing Financial Corporation (the “Company”) increased the number of authorized shares of the Company’s Series A Junior Participating Preferred Stock from 100,000 shares to 250,000 shares pursuant to the filing of a Certificate of Increase with the Secretary of State of Delaware. This filing was made in the connection with the renewal of the Company’s Stockholder Rights Plan, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2006

FLUSHING FINANCIAL CORPORATION

By:	/s/ Anna M. Piacentini
	Name:	Anna M. Piacentini
	Title:	Senior Vice President

INDEX TO EXHIBITS

Exhibit
3.1	Certificate of Increase of Shares Designated as Series A Junior Participating Preferred Stock of Flushing Financial Corporation